Exhibit 99.1
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2 UFP INDUSTRIES, INC. 2022 Please be aware that: Statements included in this presentation that are not historical are forward - looking statements within the meaning of Section 21E of the Securities Exchange Act, as amended, and are based on management’s beliefs, assumptions, current expectations, estimates, and projection s a bout the markets we serve, the economy, and the company itself. Words like “anticipates,” “believes,” “confident,” “estimates,” “expects,” “forecasts,” like ly, ” “plans,” “projects,” “should,” variations of such words, and similar expressions identify such forward - looking statements. These statements do not guarantee future performance an d involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. The Company do es not undertake to update forward - looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward - looking statemen ts are made. Actual results could differ materially from those included in such forward - looking statements. Investors are cautioned that all forward - looking statements i nvolve risks and uncertainty. Among the factors that could cause actual results to differ materially from forward - looking statements are the following: Fluctuations in the price of lumber; adverse or unusual weather conditions; a dverse conditions in the markets we serve; government regulations, particularly involving environmental and safety regulations; and our ability to mak e s uccessful business acquisitions. Certain of these risk factors as well as other risk factors and additional information are included in the Company's reports on Form 10 - K and 10 - Q on file with the Securities and Exchange Commission. This presentation is the property of UFP Industries, Inc. Any redi stribution, retransmission, or reprinting of this presentation in any form without the express written consent of Universal is strictly prohibited.

3 UFP Industries is a holding company whose operating subsidiaries – UFP Industrial, UFP Construction and UFP Retail Solutions – manufacture, distribute and sell a wide variety of value - added products used in residential and commercial construction, packaging and other industrial applications worldwide. NO MISSION STATEMENTS. JUST PEOPLE ON A MISSION. ™

4 BUSINESS MODEL OUR PERFORMANCE 2022 7.2% Adjusted EBITDA Margin 8.4% 9.7% $4,416 Net Sales $5,154 $8,636 $180 Net Earnings (ACI) $247 $536 0.0 Net Debt to Adjusted EBITDA 0.0 0.06 $317 Adjusted EBITDA $431 $835 15.1% ROIC 21.0% 32.2% 2019 2020 2021 Unit sales growth rate 6% 6% 28% 19% 36% 94% $ Sales in Millions Growth rate 21% 37% 117% Non - GAAP Financial Information: Please click here for reconciliation to related GAAP measurement.

5 Company founded in Grand Rapids, MI 1955 INTRODUCTION WHO WE ARE Number of employees worldwide 15,000+ Number of facilities worldwide 208 2022 2021 Revenue $8.6B 2021 Adjusted EBITDA $835M $ Please go here for the UFP Industries 2022 ESG Disclosure. Non - GAAP Financial Information: Please click here for reconciliation to related GAAP measurement.

6 INTRODUCTION WHERE WE ARE 2022 183 2 4 1 11 1 5 GLOBAL LOCATIONS 208 1

7 Industrial - $2.1B Big box, independents, & buying co - ops Single and multi - family builders, commercial builders, concrete formers, factory - built housing (mobile & modular homes) & RVs Industrial packaging, packaging materials & OEM components Based on 2021 Sales INTRODUCTION OUR CUSTOMERS Retail - $3.4B Construction - $2.7B 34% 2022 International - $0.4B Overseas sourcing and selling with manufacturing and design assets in nine countries. 40% 31% 24% 5%

8 SUSTAINABILITY CONTINUUM 2022 Drive operational excellence throughout the enterprise Cultivate a unique, rewarding culture throughout the UFP family of companies Provide significant opportunity for professional and personal growth Support communities in which we operate Supply exceptional products and service to our customers Maintain inclusive, safe working environments Attract and retain diverse top shelf talent Operate with a focus on energy efficiency and lean manufacturing Deliver Consistent, positive financial results to our shareholders For UFP, sustainability means more than using and selling renewable materials. It serves our ultimate goal of creating and sustaining value for shareholders. BUSINESS MODEL

9 2022 OUR SUSTAINABILITY PHILOSOPHY We have always believed profitability, asset values and shareholder return are optimized by acting responsibly, and that our investors experience higher sustainable returns when we support our customers, employees and communities . Our views on maintaining a sustainable enterprise can be found here .. For UFP Industries, doing right doesn’t require departments and titles, but is simply part of who we’ve been and who we continue to be. And that’s how we like it – fewer committees, higher standards, and increased financial and social reward for employees, customers and communities. BUSINESS MODEL

10 UFP INDUSTRIES BUSINESS SEGMENTS

11 We manufacture and sell on - trend brands to all major building products retailers, while supporting our customers with best - in - class in - store and e - commerce support. BUSINESS SEGMENTS RETAIL SOLUTIONS 2022 2021: ProWood - $1,350M, Outdoor Essentials - $393M, Deckorators - $249M, UFP Edge - $149M, Sunbelt - $774M, Handprint - $101M, Retail Building Materials - $396M YTD March 2022: ProWood - $371M, Outdoor Essentials - $109M, Deckorators - $78M, UFP Edge - $45M, Sunbelt - $261M, Handprint - $25M, Retail Building Materials - $105M

12 The industry’s leading innovator of composite decking, railing and accessories. Deckorators.com BUSINESS SEGMENTS RETAIL SOLUTIONS 2022

13 Preserved lumber including timbers, decking, construction materials and fire - treated. BUSINESS SEGMENTS RETAIL SOLUTIONS ProWoodLumber.com 2022

14 UFPEdge.com Premium siding, pattern, trim and accent wall products. BUSINESS SEGMENTS RETAIL SOLUTIONS 2022

15 OutdoorEssentialProducts.com Outdoor lifestyle products including wood and vinyl fencing, landscape and garden décor, picnic tables, pergolas, trellises and more. BUSINESS SEGMENTS RETAIL SOLUTIONS 2022

16 Coming soon: Handprintmade.com Wood components and ready - to - make products for a variety of inspired home décor and craft projects. BUSINESS SEGMENTS RETAIL SOLUTIONS 2022

17 Supports the largest home improvement retailers in the U.S. in multichannel online B2B2C sales strategies. Provides thousands of curated products and assortments to support customers’ distribution efforts such as direct - to - home, ship - to - store, including UPS, USPS and LTL shipments. BUSINESS SEGMENTS RETAIL SOLUTIONS 2022 E - COMMERCE

18 Single - source provider of concrete forms, building components, framing, exterior and interior finishing programs designed to make building processes run at maximum efficiency. BUSINESS SEGMENTS CONSTRUCTION • SITE BUILT • FACTORY - BUILT • CONCRETE FORMING • COMMERCIAL 2022 2021: Site Built - $1.2B, Factory Built - $1.1B, Commercial - $259M, Concrete Forming - $150M YTD March 2022: Site Built - $314M, Factory Built - $338M, Commercial - $67M, Concrete Forming - $68M

19 SITE BUILT Roof trusses, wall panels, floor systems, doors and framing services for residential and light commercial builders. BUSINESS SEGMENTS CONSTRUCTION 2022 UFPConstruction.com

20 FACTORY BUILT Roof trusses, floor joists, laminated wall panels, cabinet components, countertops and milled components for the modular and manufactured home, RV and mobile office. BUSINESS SEGMENTS CONSTRUCTION 2022

21 CONCRETE FORMING BUSINESS SEGMENTS CONSTRUCTION Custom radius forms, wall and column forms, gang systems, lumber and panels. 2022

22 Full - service, turnkey project management of consumer environment and architectural interiors: Design, development, engineering, manufacturing, assembly, distribution and installation. BUSINESS SEGMENTS CONSTRUCTION COMMERCIAL IDXCorporation.com 2022

23 PP Delivering innovative structural packaging solutions backed by the industry’s leading design team, a global manufacturing footprint, and integrated hyper - responsive service teams. BUSINESS SEGMENTS INDUSTRIAL • INDUSTRIAL PACKAGING • PACKAGING MATERIALS • MANUFACTURED COMPONENTS 2022 Focus Areas: UFPindustial.com

24 Wood, steel and mixed material crates and specialty containers, hard cases, tracking technology, logistics solutions and onsite packaging services. BUSINESS SEGMENTS INDUSTRIAL INDUSTRIAL PACKAGING 2022

25 Products for manufacturing, energy, technology, agriculture and transportation. Stretch wrap, corrugated and boxboard, facility supplies and safety products, labels and tags, label applicators and dispensers, printers, hardware and software solutions. BUSINESS SEGMENTS INDUSTRIAL 2022 PACKAGING MATERIALS

26 Precision - milled hardwoods, softwoods, composites and panel goods for bed foundations; cabinet components; shed, door and window companies. Laminated panels for a variety of industries. BUSINESS SEGMENTS INDUSTRIAL MANUFACTURED COMPONENTS 2022

27 UFP International actively trades lumber, packaging and building materials in 65 countries to supply local and multinational customers across major markets. Additionally, UFP has manufacturing and distribution facilities in Canada, Mexico, Italy, Australia and India to support our efforts as a global Industrial packaging solutions provider. BUSINESS SEGMENTS UFP GLOBAL HOLDINGS 2022

28 BUSINESS MODEL ACQUISITIONS 2022 PROCESS Identify attractive growth runways in each Business Unit under each Business Segment and identify gaps in our capabilities to pursue those runways. PURPOSE Find new products and services to speed our transformation from commodity sales to value - added selling solutions and brands. GOAL Achieve scale and synergy targets to optimize growth, margins and returns.

29 BUSINESS MODEL 2021 ACQUISITIONS 2022 PalletOne , Inc. PalletOne is the leading manufacturer of new pallets in the U.S., with 17 manufacturing facilities and 1,500 employees in the Southern and Eastern regions of the U.S. The company also supplies specialized industrial packaging, including custom bins and crates, and its Sunbelt Forest Products subsidiary operates five pressure - treating facilities in the Southeastern U.S. 2020 Annual combined sales: $698M ($267M for PalletOne , $431M for Sunbelt) This acquisition expands UFPI’s capacity, capabilities and customer base, bolsters our position as the leading wood preserver in the United States, and moves us closer to our goal of becoming the preferred global packaging solutions provider. FISCAL JANUARY

30 BUSINESS MODEL 2021 ACQUISITIONS 2022 Gilmores, Pty Ltd Gilmores adds a wide portfolio of consumable packaging to certain industrial packaging products and expands UFP Industrial’s customer base throughout Australia. Founded in 1988 and operating from its distribution facility in Port Melbourne, Australia, Gilmores is a leading distributor in the industrial and construction industries of packaging tapes, stretch films, packaging equipment, strapping, construction protection products and other items. 2020 Annual sales: $10M Walnut Hollow Farm, Inc. Located in Wisconsin, Walnut Hollow designs, manufactures, sells and distributes wood products, tools, and accessories for the craft and hobby, personalized home décor, and hardware categories. Walnut Hollow brings UFP Retail a new and unique mix of ready - to - make wood products and wood tools, along with strong relationships with hobby and craft retailers. 2020 Annual sales: $12M MARCH APRIL

31 BUSINESS MODEL 2021 ACQUISITIONS 2022 Spartanburg Forest Products Corporation Acquired by UFP’s wholly - owned subsidiary Sunbelt Forest Products , Spartanburg and its affiliates are a wood treating operation in the southeastern U.S., with approximately 150 employees and operations in five states. The combination of Spartanburg and Sunbelt generate operational efficiencies that allow both companies to provide greater value to our customers, while expanding our capacity and geographic reach. 2020 Annual sales: $543M Endurable Building Products, LLC Based near Minneapolis, Minnesota, Endurable Building Products is a leading manufacturer of customized structural aluminum systems and products for exterior purposes, such as deck framing, balconies, sunshades, railings and stairs. Their addition will strengthen UFP relationships with existing construction customers by providing them with a new range of products and services that match an important UFP Construction growth runway. 2020 Annual sales: $15M APRIL APRIL

32 BUSINESS MODEL 2021 ACQUISITIONS 2022 Shelter Products, Inc. Based in Haleyville, Alabama , Shelter Products, Inc. provides distribution and logistics support to factory - built manufacturers through nine warehouses across the U.S., expanding UFP’s reach in its Factory - Built business segment. 2020 Annual sales: $11M Boxpack Packaging Based near Melbourne, Australia, Boxpack Packaging specializes in flexographic and lithographic cardboard packaging, using the latest CAD design and finishing techniques. Boxpack broadens the portfolio of packaging solutions provided by UFP’s UBEECO Group in Australia. 2020 Annual sales: $6M SEPTEMBER OCTOBER

33 BUSINESS MODEL 2021 ACQUISITIONS 2022 Ficus Pax Private Limited Headquartered in Bangalore, India, Ficus Pax manufactures mixed - material cases and crates, nail - less plywood boxes, wooden pallets and other packaging products through 10 facilities located in major industrial markets throughout southern India. Ficus also owns a majority stake in Wadpack , a manufacturer of corrugated fiber board containers, corrugated pallets and display solutions. 2021 Annual sales: $39M Advantage Labels & Packaging, Inc. Based in Grand Rapids, Michigan, Advantage Labels & Packaging provides blank and customized labels, printers, label applicators and other packaging supplies. Key industries served by the company include beverage; body armor; food production and processing; greenhouse and nursery; hobby and craft; manufacturing; and automotive. 2021 Annual sales: $20M NOVEMBER DECEMBER

34 BUSINESS MODEL 2022 ACQUISITIONS 2022 Ultra Aluminum Manufacturing, Inc. Located in Howell, Michigan and founded in 1996, Ultra is a leading manufacturer of aluminum fencing, gates and railing. The company designs and produces an extensive selection of ornamental aluminum fence and railing products for contractors, landscapers, fence dealers and wholesalers. Ultra's product line adds to UFP's current lineup of vinyl and wood fencing, strengthening our commitment to bring customers more choice and product innovation. 2021 Annual sales: $45M FISCAL JANUARY FISCAL JANUARY

35 BUSINESS MODEL PRODUCT MIX EVOLUTION 2013 60% 31% 58% 69% 42% Commodity Value - added as a percent of sales 2022 Value - added 2019 Commodity Value - added 2021 Commodity Value - added 64% 36% 2013 Note: Lumber price appreciation more significantly impacts commodity - based products compared to value - add products. Value - added 2020 Commodity 40%

36 BUSINESS MODEL PRODUCT MIX EVOLUTION 2013 $426m 3% 10% $85m New Products 2022 2019 2021 10% $540m 2013 % of Sales Sales % of Sales Sales % of Sales Sales $842m 10% 2020 % of Sales Sales

37 BUSINESS MODEL HOW WE GOT HERE 2022 Founded in 1955. Managers are required to own stock. Management team has an average tenure of 23 years. 2020 management realignment from geographic to business segment. International in scope, regional in focus. Local decision - making for local customers. Win - Loss record of 67 - 0. (Yes, we’ve never lost money. Every plant is a profit center whose managers are bonused on ROI. Greater customer alignment, quicker to market, more effective capital allocation. Entrepreneurial Stable Responsive Focused

38 BUSINESS MODEL WHAT GETS IN OUR WAY General economic trends Regulatory burdens Availability of quality labor and equipment 2022

39 BUSINESS MODEL LONG - TERM FINANCIAL GOALS 2022 Annual unit sales growth of 5 - 7 percent, including small acquisitions 10% Adjusted EBITDA margin Earn incremental ROIC on new investment greater than WACC Maintain a conservative capital structure

40 Experienced Leadership BUSINESS MODEL BUILT FOR GOOD TIMES AND BAD 2022 Our profit center organization model results in a stable of seasoned leaders skilled in managing their business. These profit centers have highly variable cost structures allowing rapid adjustment to market demand and have heavier investments in working capital, which are turned into cash flow in tough times. A prudent and return - focused approach to capital allocation provides us with a strong balance sheet and capital reserves we use opportunistically. A compensation structure that emphasizes incentives driven by ROIC, resulting in wise and quick decision - making. Balanced Business Model Flexible Cost Structure Conservative Balance Sheet Incentivized By ROIC A diversified business portfolio mitigates risk of a decline in a single market.

41 FINANCIALS

42 BUSINESS MODEL LUMBER MARKET IMPACT ON OPERATING RESULTS Goal: to earn a stable profit per unit 2022 We are less affected by the level of lumber prices than the primary producers of lumber are Level of lumber prices affects gross profit and SG&A to sales ratios Profit per unit is primarily impacted by the trend and volatility of the market Balance in business and risk management techniques mitigate impact on profitability

43 1112 1225 1321 890 954 1035 1080 1428 1344 690 443 412 520 585 746 377 402 420 358 394 455 530 716 934 826 571 643 331 370 365 354 346 329 356 346 364 360 373 371 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 $900 $950 $1,000 $1,050 $1,100 $1,150 $1,200 $1,250 $1,300 $1,350 $1,400 $1,450 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec FINANCIALS LUMBER MARKET 2022 Lumber Market (in $/MBF) Average weekly random lengths framing lumber composite price. 2021 2020 2022 2019

44 FINANCIALS LUMBER MARKET - SYP 2022 1010 1115 1198 858 903 938 922 1150 1052 564 448 438 512 599 675 346 345 360 333 412 494 552 729 886 711 508 565 370 403 408 401 383 344 359 348 355 345 344 335 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 $900 $950 $1,000 $1,050 $1,100 $1,150 $1,200 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Lumber Market (in $/MBF) Average weekly Southern Yellow Pine composite price. Purchases of SYP comprise almost two - thirds of our total lumber purchases. 2021 2020 2022 2019

45 FINANCIALS 2022 NET SALES Long - Term Goal: Unit sales growth of 5% to 7%, including acquisitions Net Sales (in millions) Percent Change $3,941 $4,489 $4,416 $5,154 $8,636 15% 6% 6% 6% 28% 4% 3% 5% 5% 4% 11% 3% 1% 1% 24% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% $- $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 $9,000 $10,000 Acquisition Unit Sales Growth Organic Unit Sales Growth Total Unit Sales Growth Net Sales 2017 2018 2019 2020 2021

46 FINANCIALS UNIT SALES AND PROFIT GROWTH 2022 Percent Growth 15% 6% 6% 6% 28% 14% 9% 16% 17% 76% 13% 12% 19% 36% 94% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2017 2018 2019 2020 2021 Long - Term Goal: Achieve Adjusted EBITDA growth exceeding unit sales growth. Unit Sales Growth Gross Profit Growth Adjusted EBITDA Growth

47 FINANCIALS Adjusted EBITDA 2022 Non - GAAP Financial Information: This release includes certain financial information not prepared in accordance with U.S. GAAP. Because not all companies calculate non - GAAP financial information identically (or at all), the presentations herein may not be comparable t o other similarly titled measures used by other companies. Management considers adjusted EBITDA as non - GAAP alternative performance measures which may provide useful information to investors. Please click here for reconciliation to related GAAP measurement. EBITDA (in millions) EBITDA Margin Adjusted EBITDA Margin Adjusted EBITDA Adjusted Adjusted $237.6 $265.6 $317.3 $431.4 $834.9 6.0% 5.9% 7.2% 8.4% 9.7% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% $- $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 $900 2017 2018 2019 2020 2021

48 BUSINESS MODEL MARGIN IMPROVEMENT DRIVERS 2022 Operating leverage on sales growth Product mix improvements - New product and core line innovation initiatives - Enhanced capabilities drive conversion from commodity to value - added Strength of market demand Value - based pricing Automation initiatives

49 FINANCIALS RETURN ON INVESTED CAPITAL 2022 Hurdle Rate = 12% WACC = 10% (1) Please click here for reconciliation to related GAAP measurement. Percent 13.2% 14.0% 15.1% 21.0% 32.2% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 2017 2018 2019 2020 2021

50 FINANCIALS CASH CYCLE 2022 Cash Cycle = Days Receivables Outstanding + Days Supply of Inventory – Days Payables Outstanding Days 52.4 54.1 55.7 48.1 56.8 0 10 20 30 40 50 60 70 2017 2018 2019 2020 2021

51 FINANCIALS NET DEBT 2022 $ In thousands Mar - 22 Dec - 21 Dec - 20 3.89% series 2012 - A notes, Tranche A, due December 2022 $ 35,000 $ 35,000 $ 35,000 3.98% series 2012 - B notes, Tranche B, due December 2024 40,000 40,000 40,000 4.20% series 2018 - C notes, Tranche C, due June 2028 40,000 40,000 40,000 4.27% series 2018 - D notes, Tranche D, due June 2030 35,000 35,000 35,000 3.04% series 2020 - E notes, Tranche E, due August 2032 50,000 50,000 50,000 3.08% series 2020 - F notes, Tranche F, due August 2033 50,000 50,000 50,000 3.15% series 2020 - G notes, Tranche G, due August 2035 50,000 50,000 50,000 Revolving credit facility ($550 million total available) 109,708 7,818 4,715 Industrial Development Revenue Bonds 7,000 7,000 7,000 Other 5,202 5,432 (8) Less Cash Surplus (73,783) (286,662) (436,507) Plus Cash Overdraft 61,711 17,030 - Total Net Debt (Surplus Cash) $ 409,838 $ 50,618 $ (124,800) Unused debt capacity (1) $ 1,278,000 Total Liquidity $ 445,270 (1) 1.75X TTM adjusted EBITDA less net debt Non - GAAP Financial Information: Please click here for reconciliation to related GAAP measurement.

52 FINANCIALS CAPITAL STRUCTURE 2022 Percent Net Debt to Total Capitalization vs Maximum Target Net Debt to Adjusted EBITDA vs Maximum Target 11.8% 11.5% 12.4% 0.0% 10.2% 12.8% 15.7% 0.0% 0.0% 2.5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1.10 0.80 0.72 - 0.46 0.60 0.80 - - 0.06 0.0 0.5 1.0 1.5 2.0 2.5 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Max target Net Debt to Total Capital Net Debt to TTM Adjusted EBITDA Non - GAAP Financial Information: Please click here for reconciliation to related GAAP measurement.

53 BUSINESS MODEL BALANCED USE OF FREE CASH FLOW 2022 Current dividend rate of $0.25/quarter, increased annually based on earnings and free cash flow growth Share repurchase goal to offset issuances under share - based compensation plans (1.8M remaining share authorization) CapEx plan of $175M to $225M in 2022 Long - term target for acquisitions to contribute half of our total annual unit sales growth

54 FINANCIALS SELECTED INCOME STATEMENT DATA 1 st QUARTER 2022 (1) Please click here for reconciliation to related GAAP measurement. $ In thousands, except per share data Q1 2022 Q1 2021 % Change Unit % Change Retail $ 993,232 $ 759,021 30.9 12.0 Industrial 611,369 448,873 36.2 (3.0) Construction 786,471 559,531 40.6 15.0 All Other 98,241 57,579 70.6 Total Net Sales $ 2,489,313 $ 1,825,004 36.4 10.0 Adjusted EBITDA (1) $ 292,164 $ 162,667 79.6 Net Earnings Attributable to Controlling Interest $ 189,703 $ 103,311 83.6 Diluted EPS $ 3.00 $ 1.67 79.6

55 FINANCIALS SELECTED INCOME STATEMENT DATA ANNUAL RESULTS 2022 $ In thousands, except per share data 2021 2020 % Change Unit % Change Retail $ 3,418,337 $ 2,167,122 57.7 31.0 Industrial 2,148,142 1,072,117 100.4 40.0 Construction 2,698,434 1,695,683 59.1 17.0 All Other 371,221 219,076 69.4 Total Net Sales $ 8,636,134 $ 5,153,998 67.6 28.0 Adjusted EBITDA (1) $ 834,918 $ 431,361 93.6 Net Earnings Attributable to Controlling Interest $ 535,640 $ 246,778 117.1 Diluted EPS $ 8.59 $ 4.00 114.8 (1) Please click here for reconciliation to related GAAP measurement.

56 2801 E. Beltline Ave. NE Grand Rapids, MI 49506 (800) 598 - 9663 - UFPI.com THANK YOU.